EXHIBIT 3.1

Microfilm Number_______________________    Filed with the Department of State
                                             on April 5, 2000

Entity Number _________________________    Secretary of the Commonwealth


               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 91)


     In compliance with the requirements of 15 Pa. C.S. S 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:        SI HANDLING SYSTEMS, INC.
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2.   The (a) address of this corporation's  current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     a. 600 KUEBLER ROAD     EASTON     PENNSYLVANIA    18040    NORTHAMPTON
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        Number and Street     City          State        Zip        County

     b.  c/o:___________________________________________________________________
                Name of Commercial Registered Office Provide        County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is:
                                                            --------------------
                          Business Corporation Law of 1933
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4.   The original date of its incorporation is :   June 18, 1958
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5.   (Check, and if appropriate, complete one of the following):

       X  The amendment shall be effective upon filing these Articles of
      ---
          Amendment in the Department of State.

          The amendment shall be effective on:               at
      ---                                        -----------    -------------
                                                      Date            Hour

6.   (Check one of the following):

          The amendment was adopted by the shareholders (or members) pursuant --- to 15 Pa. C.S. S 1914(a) and (b).

       X The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. S 1914(c).

7.   (Check, and if appropriate, complete one of the following):

       X  The amendment adopted by the corporation, set forth as follows:
      ---

            "1.  The name of the corporation is: Paragon Technologies, Inc."

       X The amendment adopted by the corporation as set forth in full in --- Exhibit A attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

       X The restated Articles of Incorporation supersede the original Articles --- and all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 5th day of APRIL, 2000.



                                           SI HANDLING SYSTEMS, INC.
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                                              (Name of Corporation)

                                           BY:  /s/ William F. Moffitt
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                                                      (Signature)

                                           TITLE:  Vice President Finance and
                                                     Chief Financial Officer
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